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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 17, 1997, included in or incorporated by reference into ChiRex Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996, and into ChiRex Inc.'s previously filed Registration Statement No. 333-02216 on Form S-8, Registration Statement
No. 333-02218 on Form S-8 and Registration Statement No. 333-02220 on Form S-8.


                                            ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 6, 1997